SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2004

PILGRIM’S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 8, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1 reporting financial and operating results for the fourth quarter and fiscal year ended October 2, 2004.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated November 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: November 8, 2004	By:	/s/ Richard A. Cogdill
Richard A. Cogdill
Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated November 8, 2004